UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - USD ($)	6 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
Cash Flows from Operating Activities:
Net income	$ 332,411	$ 160,644
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	353,124	283,671
Changes in operating assets and liabilities:
Accounts receivable trade	2,453	188,453
Inventories	(5,662)	(8,824)
Due from related parties	(48,083)	104,390
Prepaid expenses and other current assets	(20,490)	(17,179)
Accounts payable	106,307	218,919
Accrued liabilities	94,320	(39,650)
Deferred revenue	85,104	0
Deferred dry-docking expenses	0	(784,474)
Net Cash provided by Operating Activities	899,484	105,950
Net increase in cash and cash equivalents	899,484	105,950
Cash and cash equivalents at the beginning of the period	1,739,174	836,468
Cash and cash equivalents at the end of the period	$ 2,638,658	$ 942,418